SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 1, 2000





                           THISTLE GROUP HOLDINGS, CO.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                      0-24353             23-2960768
-------------------------------       -----------------     ----------------
(State or other jurisdiction of         (SEC File No.)       (IRS Employer
incorporation)                                            Identification Number)



 6060 Ridge Avenue, Philadelphia, Pennsylvania                19128
-----------------------------------------------          --------------
      (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On August 1, 2000, the Registrant announced its plan to repurchase up to 5%, or 370,758 shares of its outstanding common stock. The Registrant announced that the repurchase program would be achieved through open market transactions, subject to the availability of stock, market conditions, the trading price of the stock, and the Registrant's financial performance.

         For further details, reference is made to the Press Release dated August 1, 2000, which is attached hereto as Exhibit 99 and which is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit  99 -- Press  Release,  dated  August  1,  2000,  concerning  the  stock
-----------    repurchase.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     THISTLE GROUP HOLDINGS, CO.



Date:  August 2, 2000               By:    /s/John F. McGill, Jr.
                                           -------------------------------------
                                           John F. McGill, Jr.
                                           President and Chief Executive Officer